STATEMENT OF ADDITIONAL INFORMATION


                BAILARD, BIEHL & KAISER INTERNATIONAL EQUITY FUND
                           950 Tower Lane, Suite 1900
                          Foster City, California 94404


         This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 28, 1997. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.


                                    CONTENTS


                                                                            Page
                                                                            ----

 1   Investment Objectives and Policies .................................   B-2

 2   Directors and Officers .............................................   B-5

 3   Right to Use Name ..................................................   B-8

 4   Investment Advisory and Other Services .............................   B-8

 5   Brokerage ..........................................................   B-10

 6   Net Asset Value for Purchase, Exchange and Redemption of Shares ....   B-11

 7   Tax Aspects ........................................................   B-12

 8   Stockholder Information ............................................   B-13

 9   Performance Data ...................................................   B-13

10   Financial Statements ...............................................   B-13


     -----------------------------------------------------------------------


                THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT
                     CONSTITUTE AN OFFER TO SELL SECURITIES.

     -----------------------------------------------------------------------


              The date of this Statement of Additional Information
                              is January 28, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES

         Bailard, Biehl & Kaiser International Equity Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc., an open-end management investment company (the "Company"). The Fund's primary investment objective is to seek capital appreciation. Current income, while a factor in portfolio selection, is a secondary objective and will be pursued only when consistent with the Fund's primary objective. The Fund seeks to achieve its objectives by investing in foreign equity securities, principally common stocks, preferred stocks and convertible securities. Foreign securities include securities issued by U.S. companies whose assets are primarily located or whose operations are primarily conducted outside of the United States. The remainder of the portfolio is invested in short-term obligations of U.S. and foreign companies and governments pending investment or for protection against market declines.

         While there is no limitation on the countries in which the Fund may invest, other than such restrictions as may be imposed from time to time by the Company's Board of Directors, investments will ordinarily be principally in companies based in the Far East, Europe, the United Kingdom, Canada and Australia. Investments may be made in developed as well as developing countries.

         The Fund may engage in certain hedging techniques to protect against the effects of changes in currency exchange rates and market conditions. Such techniques consist of forward foreign currency exchange contracts and transactions in options, futures contracts and options on futures contracts on foreign currencies and stock indices.

         The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies." These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, defined to mean the vote of (A) 67% or more of the voting securities present at a meeting of the stockholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at such meeting; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

                  1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities), except as indicated below; for this purpose, water, communications, electric and gas utilities shall each be considered a separate industry, and neither all national, regional or local governments (United States or foreign), as a group, nor all international organizations (government or private), as a group, nor all finance companies, as a group, shall be considered as within a single industry.

                  2. Acquire more than 10% of the outstanding voting securities of any one issuer.

                  3. Invest in companies for the purpose of exercising control or management.

                  4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                  5. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options, or in interests in oil, gas or other mineral exploration or development programs;
         provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided, that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply to the acquisition or ownership of grantor warrants acquired other than as a result of a purchase.) Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in foreign currency and market hedging transactions, including investing in, writing and purchasing forward contracts on foreign currencies, and options, futures contracts and options on futures contracts on foreign currencies and stock indices.

                  6. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts and options on futures contracts, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of forward contracts, options, futures contracts or options on futures contracts are deemed to be the issuance of a senior security or a borrowing.

                  7. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts and options on futures contracts will not be considered the purchase of a security on margin.

                  8. Engage in the business of underwriting securities issued by
         others,  or  knowingly  purchase   securities  subject  to  contractual
         restrictions or legal restrictions on disposition in all of the principal markets where traded if such purchase will result in more than 10% of the value of its total assets (taken at market value) then being invested in such securities1. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Fund from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere.

                  9. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

                  10. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Fund's investment adviser to save brokerage costs or achieve an average price among them is not deemed to result in a securities trading account.)

                  11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

--------
         (1)If through (I) the appreciation of portfolio securities which are not readily marketable, (ii) the depreciation of other investments of the Fund, or (iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity.

                  12.  Purchase  from  or  sell  portfolio   securities  to  its
         officers, directors or other "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

                  13. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Company, or one or more of the officers or directors of the Fund's investment adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

         For purposes of the 25% limit in paragraph 1 above, the Fund deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, the Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as securities issued by such government are backed by the assets and revenues of such government. The Fund treats all international organizations (government or private) that have been assigned the same Standard Industrial Classification Code as a single industry.

         In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only such entity is considered to be the issuer.

         Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment policies or restrictions.

         In addition, the Investment Company Act of 1940 (the "1940 Act"), with certain exceptions, prohibits the Fund from investing its assets in more than 3% of the outstanding voting stock of any other investment company, more than 5% of its total value in any other investment company, more than 10% of its total value in other investment companies as a group, or, together with other investment companies having the same investment adviser, more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

                             DIRECTORS AND OFFICERS

         The management of the Company, including the general overall supervision of the Fund's portfolio transactions, is the responsibility of the Board of Directors. The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below:

                                                                    Principal Occupations
                                   Office(s) Held                   and Other Affiliations
Name and Address                   With the Fund                    During the Past 5 Years
----------------                   -------------                    -----------------------
Peter M. Hill(1)                   Director and                     Director, officer and currently Chief Investment
2755 Campus Drive                  Chairman                         Officer of Bailard, Biehl & Kaiser, Inc. (the
San Mateo, CA 94403                                                 "Adviser").  Director of BB&K Fund Services, Inc.,
                                                                    an NASD registered broker-dealer ("Fund Services"),
                                                                    since June 1992.

Burnice E. Sparks, Jr.(1)          Director and                     Director, officer and currently President of the
2755 Campus Drive                  President                        Adviser. Director and Chief Executive Officer of
San Mateo, CA 94403                                                 Fund Services since June 1992.  Trustee and President
                                                                    of Bailard, Biehl & Kaiser Fund Group, a registered
                                                                    investment company (the "Fund Group").
Barbara V. Bailey(1)               Treasurer                        Senior Vice President and Treasurer of BB&K
2755 Campus Drive                                                   Holdings, Inc. and Senior Vice President and
San Mateo, CA  94403                                                Treasurer/ Secretary of the Adviser since December
                                                                    1995. Treasurer of the Fund Group since September
                                                                    1996. Secretary of Fund Services and Treasurer and
                                                                    Secretary of Bailard, Biehl & Kaiser REIT since June
                                                                    1996. Management consultant from September 1995
                                                                    to December 1995. Account Manager/Consultant at
                                                                    Watson Wyatt Worldwide from December 1994 to
                                                                    September 1995. Vice President at Caisse Nationale
                                                                    de Credit Agricole from July 1991 to April 1994.

Janis M. Horne(1)                  Secretary and Chief              Senior Vice President, Investment Counselor and
2755 Campus Drive                  Compliance Officer               Chief Compliance Officer of the Adviser.  Secretary
San Mateo, CA  94403                                                and Chief Compliance Officer of the Fund Group.

Sofi Zacharias(1)                  Assistant Treasurer              Employee of the Adviser since November 1995, most
2755 Campus Drive                  and Assistant Secretary          recently as Fund Services Administrator.  Assistant
San Mateo, CA 94403                                                 Treasurer and Assistant Secretary of the Fund Group
                                                                    since September 1996.  Assistant Treasurer of
                                                                    Bailard, Biehl & Kaiser REIT since June 1996.
                                                                    Correspondence Specialist at Franklin Resources, Inc.
                                                                    from July 1994 to May 1995.

--------
     (1) "Interested person" of the Company, as defined in the 1940 Act.

                                   Office(s) Held                   And Other Affiliations
Name and Address                   With the Fund                    During the Past 5 Years
----------------                   -------------                    -----------------------
Shirley L. Clayton(2)              Director                         President and Chief Operating Officer of
TopoMetrix                                                          TopoMetrix, a manufacturer of scanning probe
5403 Betsy Ross Drive                                               microscopes, since January 1996; Chief Financial
Santa Clara, CA 95054-1162                                          Officer from June 1993 to January 1996.  Chief
                                                                    Financial Officer of Cygnus Therapeutic
                                                                    Systems,  Inc., a biotechnology company, from
                                                                    March 1990 to June 1993. Trustee of the Fund
                                                                    Group.

David B. Shippey(2)                Director                         Prior to September 1983 associated with Saga
5130 Enterprise Road                                                Corporation, a restaurant and contract food service
Santa Rosa, CA  95404                                               business, his last position being Vice President and
                                                                    Treasurer.  Trustee of the Fund Group.

James C. Van Horne(2)              Director                         A.P. Giannini Professor of Finance at Graduate
Graduate School of Business                                         School of Business of Stanford University from
Stanford University                                                 September 1976 to the present.  Deputy Assistant
Stanford, CA  94305                                                 Secretary of the United States Treasury
                                                                    Department from September 1975 to August 1976.
                                                                    Director of Sanwa Bank California and
                                                                    Montgomery Street Income Securities, Inc., a
                                                                    registered investment company.  Trustee of the
                                                                    Fund Group.

--------
     (2)  Member of the Audit Committee.

      The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 1996.

                               Compensation Table

      Name of Person        Aggregate       Pension or Retirement       Estimated      Total Compensation
       and Position        Compensation    Benefits Accrued as Part      Annual         From Company and
                           from Company      of Company Expenses      Benefits Upon      Fund Complex(1)
                                                                        Retirement      Paid to Directors
---------------------------------------------------------------------------------------------------------
Peter M. Hill                    $0(2)               $0                    $0                         $0
Director

Burnice E. Sparks, Jr.           $0(2)               $0                    $0                         $0
Director

Shirley L. Clayton          $10,000(3)               $0                    $0                    $20,000
Director

David B. Shippey            $10,000(3)               $0                    $0                    $20,000
Director

James C. Van Horne          $10,000(3)               $0                    $0                    $20,000
Director


         The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

--------

         (1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Company and the Fund Group are considered to be part of the same Fund Complex.

         (2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

         (3) Consists of a $6,000 annual director fee plus $1,000 for each Board meeting attended in person.

                                RIGHT TO USE NAME

         Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser"), has granted the Company the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Company under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Company's investment adviser, and to grant the use of such name to others, including any other investment company.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                              Management Agreement

         The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser for investment advisory and certain portfolio transaction and administrative services. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Fund's portfolio in accordance with the Fund's investment objectives, policies and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Fund, including the oversight of the various agents, records and reports of the Fund. The Adviser receives a monthly fee calculated at an annual rate equal to .95% of the average daily net assets of the Fund.

         The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940 Act).

                              Expenses of the Fund
                              --------------------

         The Fund pays all of its own expenses (except for those expressly to be paid by Bailard, Biehl & Kaiser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Fund's custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Fund's shares, Securities and Exchange Commission fees, expenses of registering the Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.

         For the fiscal years ended September 30, 1994, 1995 and 1996 the Fund paid investment management fees of $1,971,857, $1,092,804 and $988,625 to the Adviser, respectively.

         The Adviser pays certain expenses incurred in the Fund's day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Fund, from time to time, the Adviser directly pays certain expenses of the Fund (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Fund. Disbursements by the Adviser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Company. For the fiscal year ended September 30, 1996, the Fund reimbursed the Adviser approximately $29,173.

         The Adviser has agreed to reduce the investment management fee payable to it in any fiscal year by the amount by which the expenses of the Fund exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Of the states in which the Fund's shares are currently offered for sale, only California imposes an expense limitation. California law requires reimbursement of expenses if in any fiscal year the aggregate annual expenses of the Fund (determined in accordance with generally accepted accounting principles), exclusive of interest, taxes, brokerage and excess custodian costs attributable to investments in foreign securities (as compared to custodian costs that would have been incurred had the investments been in domestic securities), exceed 2.5% of the first $30 million of the average net assets of the Fund, or 2% of the next $70 million, or 1.5% of the remaining average net assets of the Fund. (Expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs generally incurred in connection with the purchase or sale of portfolio securities, are not deemed expenses for purposes of the foregoing reimbursement provisions.) For the fiscal years ended September 30, 1994, 1995 and 1996, no expense reimbursement was required. The imposition of an expense limitation by California or any other state after October 1996 appears to be prohibited by the National Securities Markets Improvement Act of 1996.

         BB&K Fund Services, Inc., 2755 Campus Drive, San Mateo, California 94403 ("Fund Services"), serves as the sole Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares. The Fund's shares may also be purchased directly from the Fund.

         The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or trustees.

         As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's
Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. For services performed by the Custodian during the 1994, 1995 and 1996 fiscal years, the Fund paid the Custodian $641,115, $436,737 and $392,252, respectively.

         The Company, on behalf of the Fund, has entered into an Administration Agreement dated as of October 1, 1991, as amended, with Investment Company Administration Corporation.

                        Personal Securities Transactions
                        --------------------------------

         Officers, directors and employees of the Company and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Fund. To address potential conflicts with the interests of the Fund that might arise from personal securities transactions, both the Company and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes include certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.

                                    BROKERAGE

         The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

         Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Fund to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Fund could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to the Fund. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. The Fund may also place orders for securities transactions with its Custodian in return for a discount on the Fund's custodial fees. This practice will have the effect of reducing the amount of expenses reported in the Fund's financial statements. It is not contemplated that there will be any set formula or allocation with respect to brokerage. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Fund with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

         The extent to which commissions charged by brokers may reflect an element of value for research services cannot be determined. To the extent that research services of value are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses that it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Fund. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. It is not the Fund's practice to allocate portfolio securities business on the basis of sales of its shares.

         There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund.

         No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Fund or indirectly affiliated with the Fund through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions.

         During the Fund's fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid brokerage commissions on portfolio transactions of approximately $2,641,388, $1,646,286 and $804,280, respectively. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1994, 1995 and 1996 is set forth in the

Fund's Prospectus under "Financial Highlights". Brokerage commissions declined in 1995 largely as a result of lower commission rates. The decrease in brokerage commissions and portfolio turnover rate in 1996 was primarily due to lower volatility in world equity markets and therefore less need to make portfolio strategy changes.

         NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

         The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Equity securities traded on an exchange or on the NASDAQ National Market System are valued at the closing price. If there has been no sale on such date or if the closing price is not the last sale price, then the security is valued at the mean of the closing bid and asked prices on such day. Equity securities that are not traded on an exchange or on the NASDAQ National Market System are valued at the mean of the closing bid and asked prices.

         Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

         Options on futures contracts and exchange traded options other than index options, are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by a Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

         Futures contracts are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 A.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

         All prices are taken from the primary market in which the portfolio security or other asset is traded.

         The Board of Directors has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Directors in such manner as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.

         The procedures for purchasing, exchanging and redeeming shares are described in the Prospectus.

                                   TAX ASPECTS

         The Fund believes that it has qualified for "pass-through" tax treatment as a regulated investment company for its fiscal year ended September 30, 1996, and intends to be able to continue to so qualify. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets, including stock, securities, and certain foreign currency positions, held for less than three months, (C) diversify its holdings so that, at the end of each quarter of the taxable year, (I) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and
(ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government obligations or the securities of other regulated investment companies), and (d) distribute in each year at least 90% of its investment company taxable income.

         For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b)
distributions to its stockholders will not be deductible by the Fund in computing its taxable income, (C) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains), and (d) stockholders will not be entitled to claim U.S. foreign tax credits. Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

                       Backup Tax Withholding Requirement
                       ----------------------------------

         Certain stockholders may be subject to backup tax withholding at a 31% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the Purchase Application accompanying the Prospectus.

                             Other Tax Consequences
                             ----------------------

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

         Some investments made by the Fund may be treated as "passive foreign investment companies" ("PFICs") for U.S. income tax purposes. Investment by the Fund in PFICs could alter the timing or characterization of certain distributions to stockholders or subject the Fund to federal income tax or other charges in certain circumstances.

         The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.

                             STOCKHOLDER INFORMATION

                  As of December 31, 1996 all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No stockholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.

                                PERFORMANCE DATA

                  The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (C) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The annual compounded rate of total return for the Fund for the one year period ended September 30, 1996 was 7.33%. The average annual compounded rate of total return for the Fund for the five year period from October 1, 1991 to September 30, 1996 was 3.17%. The average annual compounded rate of total return for the Fund for the ten year period from October 1, 1986 to September 30, 1996 was 2.18%. These figures assume that all dividends and distributions by the Fund were reinvested at net asset value on the reinvestment dates. Periods prior to October 1, 1993 include an assumed 1% annual advisory fee, payable quarterly, charged by the Adviser to its clients.

         These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the Fund's advisers, advisory fees and investment objectives have changed over the periods covered by these figures. Therefore, there is no assurance that this performance will be repeated in the future.

                              FINANCIAL STATEMENTS

         Incorporated by reference herein are portions of the Fund's annual report to stockholders for the fiscal year ended September 30, 1996 under the headings: "SCHEDULE OF INVESTMENTS BY COUNTRY," "SCHEDULE OF INVESTMENTS BY INDUSTRY," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS," and "REPORT OF INDEPENDENT ACCOUNTANTS." Copies of the annual report are available upon request and without charge by contacting Bailard, Biehl & Kaiser International Fund Group, Inc., 2755 Campus Drive, San Mateo, California 94403, (800) 882-8383.

              -----------------------------------------------------


         The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.

                       STATEMENT OF ADDITIONAL INFORMATION
                       -----------------------------------


                 BAILARD, BIEHL & KAISER INTERNATIONAL BOND FUND
                                 950 Tower Lane
                          Foster City, California 94404

                    This Statement of Additional Information is not a Prospectus, but contains information in addition to that contained in the Prospectus which may be of interest to some investors. This Statement of Additional Information should be read in conjunction with the Prospectus dated January 28, 1997. You can request the Prospectus by writing directly to us at the address above or by calling us at (800) 882-8383.

                                    CONTENTS
                                    --------
                                                                           Page
                                                                           ----

 1   Investment Objectives and Policies .................................   B-2

 2   Directors and Officers .............................................   B-5

 3   Right to Use Name ..................................................   B-7

 4   Investment Advisory and Other Services .............................   B-8

 5   Brokerage ..........................................................   B-9

 6   Net Asset Value for Purchase, Exchange and Redemption of Shares ....   B-11

 7   Tax Aspects ........................................................   B-11

 8   Stockholder Information ............................................   B-12

 9   Performance Data ...................................................   B-12

10   Financial Statements ...............................................   B-13

     -----------------------------------------------------------------------

                THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT
                     CONSTITUTE AN OFFER TO SELL SECURITIES.

     -----------------------------------------------------------------------

              The date of this Statement of Additional Information
                               is January 28, 1997

                       INVESTMENT OBJECTIVES AND POLICIES

         The Bailard, Biehl & Kaiser International Bond Fund (the "Fund") is a non-diversified series of the Bailard, Biehl & Kaiser International Fund Group, Inc. an open-end management investment company (the "Company"). Prior to January 1996, the name of the Fund was Bailard, Biehl & Kaiser International Fixed-Income Fund. The Fund's investment objective is to seek a total return on its assets from long-term growth of capital and from income through investment. To help achieve this objective, the Fund invests its assets primarily in debt securities of foreign issuers, consisting of foreign governments, supra-national entities, foreign corporations and banks and U.S. issuers whose assets are primarily located or whose operations are primarily conducted outside the United States or whose securities are denominated in foreign currencies. When the Fund's investment adviser believes that international markets for debt securities may experience excessive volatility or instability, or are otherwise unfavorable, the Fund may invest in domestic debt securities. The Fund may also invest in short or medium-term debt obligations as a defensive measure.

         While there is no limitation on the countries in which the Fund may invest, other than such restrictions as may be imposed from time to time by the Company's Board of Directors, investments will ordinarily be principally in companies based in the Far East, Europe, the United Kingdom, Canada and Australia and in governmental entities within those geographic areas.

         The Fund may engage in certain hedging techniques to protect against the effects of changes in interest and currency exchange rates. Such techniques consist of forward foreign currency exchange transactions; transactions in options, futures contracts and options on futures contracts on debt securities and foreign currencies; and interest rate and foreign currency swaps, and related caps, floors and collars.

         The Fund's investment activities are subject to certain restrictions that are deemed "fundamental policies". These fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities, defined to mean the vote of (A) 67% or more of the voting securities present at a meeting of the stockholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy at such meeting; or (B) more than 50% of the outstanding voting securities of the Fund, whichever is less. These fundamental policies provide that the Fund will not:

                    1. Invest more than 25% of the value of its total assets in the securities of companies primarily engaged in any one industry (other than the United States Government and its agencies and instrumentalities), except as indicated below; for this purpose, water, communications, electric and gas utilities shall each be considered a separate industry, and neither all national, regional or local governments (United States or foreign), as a group, nor all international organizations (government or private), as a group, nor all finance companies, as a group, shall be considered as within a single industry.

                    2.  Acquire  more  than  10%  of  the   outstanding   voting
           securities of any one issuer.

                    3. Invest in companies for the purpose of exercising control or management.

                    4. Purchase or sell real estate; provided that the Fund may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

                    5. Purchase or sell commodities or commodity contracts or invest in put, call, straddle or spread options, or in interests in oil, gas or other mineral exploration or development programs;

           provided, however, that this policy will not prevent the purchase, ownership or sale of warrants or other rights where the grantor of the warrants is the issuer of the underlying securities ("grantor warrants"); provided that the Fund will not purchase a grantor warrant if, as a result thereof, the aggregate market value of all purchased grantor warrants then owned exceeds 10% of the total assets of the Fund taken at market value at the time of the purchase of such grantor warrant. (Accordingly, this 10% limitation will not apply at all to the acquisition or ownership of grantor warrants acquired other than as a result of a purchase.) Moreover, and notwithstanding this restriction, the Fund may purchase and sell foreign currencies on a current basis and may engage in interest rate and foreign currency hedging transactions, including investing in, writing and purchasing forward contracts, options, futures contracts, and options on futures contracts, swaps and related caps, floors and collars, and other similar instruments involving debt securities and foreign currencies.

                    6. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes in amounts not exceeding 5% of its total assets and except that the Fund may obtain such credit as may be necessary for the clearance of purchases or sales of securities. For the purpose of this restriction, margin or collateral arrangements with respect to forward contracts, options, futures contracts, options on futures contracts and swaps, are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of forward contracts, options, futures contracts, options on futures contracts or swaps are deemed to be the issuance of a senior security or a borrowing.

                    7. Purchase any securities on margin or effect short sales, except that the Fund may obtain such credit as may be necessary for the clearance of purchases and sales of portfolio securities. The deposit by the Fund of initial or variation margin in connection with forward contracts, options, futures contracts or options on futures contracts will not be considered the purchase of a security on margin.

                    8. Engage in the business of underwriting securities issued by others, or knowingly purchase securities subject to contractual or legal restrictions on disposition in all of the principal markets where traded if such purchase will result in more than 10% of the value of its total assets (taken at market value) then being invested in such securities1. This restriction also applies to repurchase agreements maturing in over seven days. This restriction will not, however, preclude the Fund from buying securities which are not registered for sale with the Securities and Exchange Commission or otherwise marketable in the United States, if marketable elsewhere.

                    9. Invest in securities of an issuer which, together with any predecessor, has been in operation for less than three years if, as a result, more than 5% of the Fund's total assets would then be invested in such securities.

                    10. Participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" or combining of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Fund's Adviser to save brokerage costs
--------
         (1) If through (I) the appreciation of portfolio securities which are not readily marketable, (ii) the depreciation of other investments of the Fund, or (iii) the sale of assets to meet redemptions, the Fund should be in a position in which more than 10% of the value of its assets are invested in securities which are not readily marketable, the Fund will consider what steps, if any, to take to protect against the resulting illiquidity.

           or achieve an average price among them is not deemed to result in a securities trading account.)

                    11. Make loans of money or securities to any person or firm, except through the purchase of debt securities in accordance with the Fund's investment objectives and policies.

                    12. Purchase from or sell portfolio securities to its officers, directors or other "interested persons" of the Fund as defined in the Investment Company Act of 1940 (the "1940 Act").

                    13. Purchase or retain the securities of an issuer if, to the Fund's knowledge, one or more of the officers or directors of the Company, or one or more of the officers or directors of the Fund's Adviser, individually own beneficially more than 1/2 of 1% of the securities of such issuer or together own beneficially more than 5% of such securities.

         For purposes of the 25% limit in paragraph 1 above, the Fund deems each national government and such government's agencies and instrumentalities to be a single industry. Similarly, the Fund deems a particular regional government or local government (including the agencies and instrumentalities of such government) to be a separate industry so long as the securities issued by such government are backed by the assets and revenues of such government. The Fund treats all international organizations (government or private) that have been assigned the same Standard Industrial Classification Code as a single industry.

         In determining the issuer of a foreign security, each national government and each political subdivision, agency and instrumentality of each nation, and each supra-national entity of which such nation is a member is considered a separate issuer. Issuers representing more than one nation will be excluded in determining the percentage of any individual nation. Where foreign securities are backed only by assets and revenues of a particular political subdivision, agency or instrumentality, only such entity is considered to be the issuer.

         Unless otherwise specified, if a percentage restriction on investment or utilization of assets set forth above is adhered to at the time an investment is made, a later change in percentage resulting from changing values or a similar type of event (such as a reduction in the size of the Fund occasioned by the redemption of shares) will not be considered a violation of the Fund's investment policies or restrictions.

         In addition, the Investment Company Act of 1940 (the "1940 Act"), with certain exceptions, prohibits the Fund from investing its assets in more than 3% of the outstanding voting stock of any other investment company, more than 5% of its total value in any other investment company, more than 10% of its total value in other investment companies as a group, or, together with other investment companies having the same investment adviser, more than 10% of the outstanding voting stock of any closed-end investment company, unless the security is acquired pursuant to a plan of reorganization or a Securities and Exchange Commission approved offer of exchange.

                             DIRECTORS AND OFFICERS

         The management of the Company, including the general overall supervision of the Fund's portfolio transactions, is the responsibility of the Board of Directors. The names and business addresses of the directors and officers of the Company and their principal occupations and other affiliations during the past five years are set forth below:

                                                                    Principal Occupations
                                   Office(s) Held                   and Other Affiliations
Name and Address                   With the Fund                    During the Past 5 Years
----------------                   -------------                    -----------------------
Peter M. Hill(1)                   Director and                     Director, officer and currently Chief Investment
2755 Campus Drive                  Chairman                         Officer of Bailard, Biehl & Kaiser, Inc. (the
San Mateo, CA 94403                                                 "Adviser").  Director of BB&K Fund Services, Inc.,
                                                                    an NASD registered broker-dealer ("Fund Services"),
                                                                    since June 1992.

Burnice E. Sparks, Jr.(1)          Director and                     Director, officer and currently President of the
2755 Campus Drive                  President                        Adviser. Director and Chief Executive Officer of
 San Mateo, CA 94403                                                Fund Services since June 1992.  Trustee and President
                                                                    of Bailard, Biehl & Kaiser Fund Group, a registered
                                                                    investment company (the "Fund Group").

Barbara V. Bailey(1)               Treasurer                        Senior Vice President and Treasurer of BB&K
2755 Campus Drive                                                   Holdings, Inc. and Senior Vice President and
San Mateo, CA  94403                                                Treasurer/ Secretary of the Adviser since December
                                                                    1995. Treasurer of the Fund Group since September
                                                                    1996. Secretary of Fund Services and Treasurer and
                                                                    Secretary of Bailard, Biehl & Kaiser REIT since June
                                                                    1996. Management consultant from September 1995
                                                                    to December 1995. Account Manager/Consultant at
                                                                    Watson Wyatt Worldwide from December 1994 to
                                                                    September 1995.  Vice President at Caisse Nationale
                                                                    de Credit  Agricole from July 1991 to April  1994.


Janis  M.  Horne(1)                Secretary and Chief              Senior Vice President, Investment Counselor and
2755 Campus Drive                  Compliance Officer               Chief Compliance Officer of the Adviser. Secretary
San Mateo, CA 94403                                                 and Chief Compliance Officer of the Fund Group.

Sofi Zacharias(1)                  Assistant Treasurer              Employee of the Adviser since November 1995,
2755 Campus Drive                  and Assistant Secretary          most recently as Fund Services Administrator.
San Mateo, CA 94403                                                 Assistant Treasurer and Assistant Secretary of the
                                                                    Fund Group since September 1996. Assistant
                                                                    Treasurer of Bailard, Biehl & Kaiser REIT since
                                                                    June 1996. Correspondence Specialist at Franklin
                                                                    Resources, Inc. from July 1994 to May 1995.

--------
     (1) "Interested person" of the Company, as defined in the 1940 Act.

                                                                Principal Occupations
                                   Office(s) Held               and Other Affiliations
Name and Address                   With the Fund                During the Past 5 Years
----------------                   --------------               -----------------------
Shirley L. Clayton(2)              Director                     President and Chief Operating Officer
TopoMetrix                                                      of TopoMetrix, a manufacturer of
5403 Betsy Ross Drive                                           scanning probe microscopes, since
Santa Clara, CA  95054-1162                                     January 1996; Chief Financial Officer
                                                                from June 1993 to January 1996.
                                                                Chief Financial Officer of Cygnus
                                                                Therapeutic Systems, Inc., a
                                                                biotechnology company, from March
                                                                1990 to June 1993.  Trustee of the
                                                                Fund Group.

David B. Shippey(2)                Director                     Prior to September 1983 associated
5130 Enterprise Road                                            with Saga Corporation, a restaurant
Santa Rosa, CA  95404                                           and contract food service business, his
                                                                last position being Vice President and
                                                                Treasurer.  Trustee of the Fund
                                                                Group.

James C. Van Horne(2)              Director                     A.P. Giannini Professor of Finance
Graduate School of Business                                     at Graduate School of Business of
Stanford University                                             Stanford University from September
Stanford, CA  94305                                             1976 to the present.  Deputy
                                                                Assistant Secretary of the United
                                                                States Treasury Department from
                                                                September 1975 to August 1976.
                                                                Director of Sanwa Bank California and
                                                                Montgomery Street Income Securities,
                                                                Inc., a registered investment company.
                                                                Trustee of the Fund Group.

--------
     (2)  Member of the Audit Committee.

          The following table sets forth the compensation paid to the Company's Directors during the fiscal year ended September 30, 1996.

                               Compensation Table

      Name of Person        Aggregate       Pension or Retirement        Estimated     Total Compensation
       and Position        Compensation    Benefits Accrued as Part       Annual        From Company and
                           from Company      of Company Expenses       Benefits Upon     Fund Complex1
                                                                        Retirement      Paid to Directors
---------------------------------------------------------------------------------------------------------
Peter M. Hill                   $0(2)                $0                    $0                         $0
Director

Burnice E. Sparks, Jr.          $0(2)                $0                    $0                         $0
Director

Shirley L. Clayton         $10,000(3)                $0                    $0                    $20,000
Director

David B. Shippey           $10,000(3)                $0                    $0                    $20,000
Director

James C. Van Horne         $10,000(3)                $0                    $0                    $20,000
Director

         The Company and the Fund Group reimburse each Director and Trustee for travel and other out-of-pocket disbursements incurred in connection with attending Board meetings. The Company and the Fund Group also reimburse other travel expenses of Directors, Trustees and officers, including international travel expenses, incurred incident to the performance of duties as a Director, Trustee or officer.

                                RIGHT TO USE NAME

         Bailard, Biehl & Kaiser, Inc., a California corporation (the "Adviser" or "Bailard, Biehl & Kaiser"), has granted the Company the right to use the designation "Bailard, Biehl & Kaiser" in its name and has reserved the right to withdraw its consent to the use of such designation by the Company under certain conditions, including the condition that Bailard, Biehl & Kaiser ceases to act as the Company's investment adviser, and to grant the use of such name to others, including any other investment company.

--------

         (1) A Fund Complex consists of investment companies that hold themselves out to investors as related companies for purposes of investment and investor services, have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any other investment companies. The Company and the Fund Group are considered to be part of the same Fund Complex.

         (2) Does not include fees paid to the Adviser pursuant to the Management Agreement as described below under "INVESTMENT ADVISORY AND OTHER SERVICES".

         (3) Consists of a $6,000 annual director fee plus $1,000 for each Board meeting attended in person.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                              Management Agreement
                              --------------------

         The Fund has entered into an Investment Management Agreement (the "Management Agreement") with Bailard, Biehl & Kaiser for investment advisory and certain portfolio transaction and administrative services. The Adviser, subject to the general supervision of the Company's Board of Directors, is responsible for the overall management of the Fund's portfolio in accordance with the Fund's investment objectives, policies, and restrictions. The Adviser is also responsible for making investment recommendations as to securities to be acquired, purchased or sold, for reviewing and selecting firms to effect the execution of portfolio transactions and for reviewing the execution of such transactions to ensure their overall reasonableness. In addition, the Adviser provides certain administrative services to the Fund, including the oversight of the various agents, records and reports of the Fund. The Adviser receives a monthly fee calculated at an annual rate equal to .75% of the average daily net assets of the Fund.

         The Management Agreement may be terminated at any time, without penalty upon 60 days' written notice, by majority vote of the Board of Directors of the Company or by a vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Management Agreement may also be terminated by the Adviser upon not less than 180 days' written notice to the Fund and terminates automatically upon its assignment (as defined in the 1940 Act).

                              Expenses of the Fund
                              --------------------

         The Fund pays all of its own expenses (except for those expressly to be paid by the Adviser), including without limitation the following: organization costs, taxes, investment management fees, expenses for legal and auditing services, costs of printing proxies, stock certificates, stockholder reports, prospectuses and statements of additional information, charges of the Fund's custodian, any sub-custodian and transfer and dividend disbursing agent, expenses of redemption of the Fund's shares, Securities and Exchange Commission fees, expenses of registering the Fund's shares under federal, state and foreign laws, fees and actual out-of-pocket expenses of Directors, accounting and pricing costs (including the daily calculation of the net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or non-recurring expenses, and other similar expenses.

         For the fiscal years ended September 30, 1994, 1995 and 1996, the Fund paid investment management fees of $1,183,513, $768,079 and $461,792 to the Adviser, respectively.

         The Adviser pays certain expenses incurred in the Fund's day-to-day management, including the costs of office space and other facilities used by the Adviser, and salaries and expenses of personnel of the Adviser. As an accommodation to the Fund, from time to time the Adviser directly pays certain expenses of the Fund (such as insurance premiums, Directors' fees, and fees relating to state securities law filings) for which the Adviser is later reimbursed by the Fund. Disbursements by the Adviser on behalf of the Fund and their subsequent reimbursement by the Fund are effected only upon the prior approval of an officer of the Company. For the fiscal year ended September 30, 1996, the Fund reimbursed the Adviser approximately $24,365.

         The Adviser has agreed to reduce the investment management fee payable to it in any fiscal year by the amount by which the expenses of the Fund exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. Of the states in which the Fund's shares are currently offered for sale, only California imposes an expense limitation. California law requires reimbursement of expenses if in any fiscal year the annual aggregate expenses of the Fund (determined in accordance with generally accepted accounting principles), exclusive of interest, taxes, brokerage and excess custodian costs attributable to investments in foreign securities (as compared to custodian costs that would have been incurred had the investments been in domestic securities), exceed 2.5% of the first $30 million of the average net assets of the Fund, or 2% of the next $70 million, or 1.5% of the remaining average net assets of the Fund. (Expenditures which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, including costs generally incurred in connection with the purchase or sale of portfolio securities, are not deemed expenses for purposes of the foregoing reimbursement provisions.) For the fiscal years ended September 30, 1994, 1995 and 1996, no expense reimbursement was required. The imposition of an expense limitation by California or any other state after October 1996 appears to be prohibited by the National Securities Markets Improvement Act of 1996.

         BB&K Fund Services, Inc., 2755 Campus Drive, San Mateo, California 94403 ("Fund Services"), serves as the sole Distributor for the Fund's shares pursuant to an agreement with the Fund. Fund Services receives no commission or compensation for acting as the Fund's agent in the continuous public offering of the Fund's shares. The Fund's shares may also be purchased directly from the Fund.

         The Adviser and the Distributor are wholly owned subsidiaries of BB&K Holdings, Inc. ("Holdings"), which may be deemed to be a controlling person of the Adviser and the Distributor. In addition, Thomas E. Bailard and his spouse, Terri, may be deemed to be controlling persons of the Adviser and the Distributor, by virtue of their beneficial ownership of more than 25% of the securities of Holdings, as individuals or trustees.

         As part of the Custodian Agreement, the Fund's Custodian has agreed to act as the Fund's financial agent, and will maintain certain books and records for the Fund, perform the calculations necessary to compute the value of the Fund's investment securities and other assets and the net asset value of the Fund's shares, confirm all share purchases and redemptions to the Fund's
Transfer Agent, provide financial reports to the Fund necessary to prepare its financial statements, and provide additional services of a similar nature. As compensation for its services, the Fund paid the Custodian $265,166, $197,993 and $144,326 during the 1994, 1995 and 1996 fiscal years, respectively.

         The Company, on behalf of the Fund, has entered into an Administration Agreement (the "Administration Agreement") dated as of October 1, 1991, as amended, with Investment Company Administration Corporation.

                        Personal Securities Transactions
                        --------------------------------

         Officers, directors and employees of the Company and the Adviser are permitted to invest in securities for their own account, including securities that may be purchased or held by the Fund. To address potential conflicts with the interests of the Fund that might arise from personal securities transactions, both the Company and the Adviser have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes include certain preclearance and reporting procedures and certain restrictions on contemporaneous and short-term trading and on purchases of securities in private placements and initial public offerings.

                                    BROKERAGE

         The Adviser is responsible for the allocation of brokerage and reviews the efficiency of execution and reasonableness of the commissions charged. In effecting portfolio transactions, the Adviser seeks to obtain the best net results for the Fund, taking into account such factors as price, size of order, difficulty of execution and operational facilities of the firm involved. The Adviser generally seeks reasonably competitive commission rates in domestic and foreign transactions. Ordinarily, the Adviser purchases securities from the primary market, whether over-the-counter or listed, and listed securities may be purchased in the over-the-counter market if, in the judgment of the Adviser, it is the primary market.

         The Fund's purchases and sales of debt securities will generally be made with an issuer or primary market maker on a net basis, without any brokerage commission being paid by the Fund. Trading does, however, involve transaction costs. Transactions with dealers serving as primary market makers reflect the spread between the bid and asked prices. Transaction costs may also include fees paid to third parties for information as to potential purchasers or sellers of securities but only for the purpose of seeking the most favorable net results, including such fee, on a particular transaction. Purchases of underwritten issues may include an underwriting fee paid to the underwriter.

         Within the framework of the above policies, the Adviser may also consider research, investment information and other related services, such as price quotations, provided by brokers. In recognition of research services, the Adviser has the authority to cause the Fund to pay brokerage commissions (which are negotiated in the case of domestic stock exchange transactions, but which are often fixed in the case of foreign stock exchange transactions) in excess of that which other brokers might charge for effecting the same transaction. As a consequence, the Fund could pay a broker that furnishes research services for the Adviser a higher commission than that which might be paid to another broker that does not furnish research services, or that furnishes research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the value of the brokerage and research services provided by the broker, viewed in terms of either the particular transaction or the overall responsibilities of the Adviser with respect to the Fund. Research services that could be provided could include analyses of industries, statistical or economic information or analyses of issuers. It is not contemplated that there will be any set formula or allocation with respect to brokerage. The Adviser will review, from time to time, brokerage commissions paid on behalf of the Fund with a view to determining their reasonableness in relation to brokerage commissions paid by other similarly situated investors.

         The extent to which commissions charged by brokers may reflect an element of value for research services cannot presently be determined. To the extent that research services of value are provided by brokers through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by brokers could be useful and of value to the Adviser in serving its other clients as well as the Fund. On the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund. It is not the Fund's practice to allocate portfolio securities business on the basis of sales of its shares.

         There are occasions on which portfolio transactions for the Fund may be executed as part of concurrent authorizations to purchase or sell the same security for other accounts served by the Adviser, some of which accounts have investment objectives similar to the Fund's investment objectives. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the Fund, they will be effected only when the Adviser believes that to do so will be in the best interest of the Fund. When such concurrent authorizations occur, the objective will be to allocate the executions in a manner that is deemed equitable by the Adviser to the accounts involved, including the Fund.

         No brokerage commissions will be paid to any broker that was at the time of the transaction an "affiliated person" of the Fund or indirectly affiliated with the Fund through a common "affiliated person" as that term is defined in the 1940 Act. Neither the Adviser nor any of its affiliates receives any brokerage commissions from portfolio transactions.

         The Fund paid no brokerage commissions during the fiscal years ended September 30, 1994, 1995 and 1996. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1994, 1995 and 1996 is set forth in the Fund's Prospectus under "Financial Highlights". The decrease in the turnover rates for 1995 and 1996 were principally due to lower volatility in world markets and therefore lower trading activity.

         NET ASSET VALUE FOR PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

         The net asset value per share, on which purchase, exchange and redemption prices are based, is calculated in accordance with the formula and at the times set forth in the Prospectus. As of the date of this Statement of Additional Information, the Fund understands that the New York Stock Exchange will be closed (and, thus, no net asset value will be calculated) on the following U.S. holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

         Short-term debt obligations with a remaining maturity of 60 days or less are valued at amortized cost. Other debt securities are valued at prices provided by one or more bona fide market-makers as of the closing of the relevant market.

         Options on futures contracts and exchange traded options other than index options, are valued at the last sale price on the exchange on which they are listed, unless no sales of such options have taken place that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices. Options traded over-the-counter are valued at the most recent bid quotation in the case of purchased options and at the most recent asked quotation in the case of written options. When the Fund writes an option, an amount equal to the premium received is included as an asset, and an equivalent deferred credit is included as a liability and marked to market on a daily basis. If a call option written by a Fund is exercised, the proceeds are increased by the premium received. If a call option written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, the Fund will have a gain or loss depending on whether the premium was more or less than the cost of the closing transaction. If a put option held by the Fund is exercised, the amount the Fund receives on sale of the underlying investment is reduced by the amount of the premium paid by the Fund.

         Futures contracts are valued at the last settlement price as of the close of the commodities exchange on which they are traded. Forward currency contracts are valued based on their amortized forward points and the closing spot price of their underlying currencies as of 11:00 A.M. New York time. Foreign securities and cash are converted into U.S. dollar values at the mean of the bid and asked prices for the underlying currencies as of the same time.

         All prices are taken from the primary market in which the portfolio security or other asset is traded.

The Board of Directors has delegated to the Fund's Custodian and the Adviser the authority to make valuations of marketable securities and rate of exchange determinations in accordance with the standards described above. If market quotations are not readily available for valuation purposes, portfolio securities and other assets will be valued by, or under the direction of, the Board of Directors in such manner as the Board of Directors in good faith deems appropriate to reflect the fair value thereof.

         The procedures for purchasing, exchanging and redeeming shares are described in the Prospectus.

                                   TAX ASPECTS

         For the fiscal year ended September 30, 1996, the Fund believes that it qualified for "pass-through" tax treatment as a regulated investment company and intends to be able to so qualify in subsequent fiscal years. To qualify as a regulated investment company, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or certain other sources, (b) derive in each taxable year less than 30% of its gross income from the sale or other disposition of stock, securities, certain foreign currency positions, and certain other assets held for less than 3 months, (c) diversify its holdings so that, at the end of each quarter of the taxable year, (I) at least 50% of the market value of the Fund's assets is represented by cash, U.S. government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S.
government   obligations  or  the  securities  of  other  regulated   investment
companies), and (d) distribute in each year at least 90% of its investment company taxable income.

         For any year in which it does not qualify as a regulated investment company, (a) the Fund will be taxed as an ordinary corporation, (b)
distributions to its stockholders will not be deductible by the Fund in computing its taxable income, (c) the Fund's distributions, to the extent made out of the Fund's current or accumulated earnings and profits, will be taxable to its stockholders as dividends (regardless of whether they would otherwise have been considered long-term capital gains), and (d) stockholders will not be entitled to claim U.S. foreign tax credits. Should the Fund be deemed a personal holding company, its undistributed income would be taxed at the highest marginal rate applicable to corporations and it could be subject to an additional personal holding company tax generally equal to 39.6% of its net undistributed dividend and interest income.

                       Backup Tax Withholding Requirement
                       ----------------------------------

         Certain stockholders may be subject to backup tax withholding at a 31% rate. Generally, a stockholder will be subject to backup withholding if the stockholder fails to provide the Fund with its correct taxpayer identification number, or if the IRS notifies the Fund that the stockholder has underreported interest or dividends. In addition, stockholders who fail to certify that they are not subject to backup withholding (on the grounds only of underreporting and notice from the IRS) will be subject to backup withholding. Accordingly, to avoid being subject to backup withholding, investors who acquire shares in the Fund must certify that they have provided their correct taxpayer identification numbers and that they are not subject to backup withholding in the appropriate spaces on the Purchase Application accompanying the Prospectus.

                             Other Tax Consequences
                             ----------------------

         Dividends and interest received by the Fund may give rise to withholding and other taxes imposed by foreign countries, generally at rates from 10% to 35%. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Investors may be entitled to claim U.S. foreign tax credits with respect to such taxes, subject to the limitations of the Code. Foreign countries generally do not impose taxes on capital gains in respect of investments by foreign investors.

         The discussion in the Prospectus, together with the foregoing, is a general and abbreviated summary of the tax consequences of investment in the Fund. Investors are urged to consult their own tax advisers to determine the effect of investment in the Fund upon their individual tax situations.

                             STOCKHOLDER INFORMATION

         As of December 31, 1996 all officers and Directors of the Company as a group held of record and beneficially less than 1% of the outstanding shares of the Fund. No stockholders held of record or, to the Fund's knowledge, beneficially in excess of 5% of the outstanding shares of the Fund on that date.

                                PERFORMANCE DATA

         The Fund may compute its average annual compounded rate of total return during specified periods that would equate a hypothetical initial investment of $1,000 to the ending redeemable value of such investment by (a) adding one to the computed average annual total return, (b) raising the sum to a power equal to the number of years covered by the computation and (c) multiplying the result by $1,000 (which represents the hypothetical initial investment). The ending redeemable value is determined by assuming a complete redemption at the end of the periods covered by the average annual total return computation. The annual compounded rate of total return for the one year period ended September 30, 1996 was 9.32%. The average annual compounded rate of total return for the Fund for the five year period from October 1, 1991 to September 30, 1996 was 5.29%. The average annual compounded rate of total return from October 1, 1990 (inception) to September 30, 1996 was 6.15%. These rates assume that all dividends and distributions by the Fund were reinvested at net asset value on the reinvestment dates. Periods prior to October 1, 1993 include an assumed 1% annual advisory fee, payable quarterly, charged by the Adviser to its clients.

         These figures represent past performance and an investor should be aware that the investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. In addition, the advisory fees paid by the Fund have changed over the periods covered by these figures. Therefore, there is no assurance that this performance will be repeated in the future.

                              FINANCIAL STATEMENTS

         Incorporated by reference herein are portions of the Fund's annual report to stockholders for the fiscal year ended September 30, 1996 under the headings: "PORTFOLIO OF INVESTMENTS," "STATEMENT OF ASSETS AND LIABILITIES," "STATEMENT OF OPERATIONS," "STATEMENT OF CHANGES IN NET ASSETS," "FINANCIAL HIGHLIGHTS," "NOTES TO FINANCIAL STATEMENTS," and "REPORT OF INDEPENDENT ACCOUNTANTS." Copies of the annual report are available upon request and without charge by contacting Bailard, Biehl & Kaiser International Fund Group, Inc., 2755 Campus Drive, San Mateo, California 94403, (800) 882-8383.

              -----------------------------------------------------


         The Prospectus and this Statement of Additional Information, together, do not contain all of the information set forth in our registration statement filed with the Securities and Exchange Commission. Certain information is omitted in accordance with rules and regulations of the Commission. The registration statement may be inspected at the Public Reference Room of the Commission at Room 1024, 450 Fifth Street, N.W., Judiciary Plaza, Washington, D.C. 20549, and copies thereof may be obtained from the Commission at prescribed rates.
                                      B-13